UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2005

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 4, 2005, Varian, Inc., a Delaware corporation (the “Company”), and Jabil Circuit, Inc., a Delaware corporation (“Jabil”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), a copy of which is attached to this Current Report as Exhibit 2.1, providing for the sale to Jabil of the assets of the Company’s Electronics Manufacturing business (the “Business”). On March 11, 2005, the Company and Jabil completed that transaction.

Under the terms of the Purchase Agreement, and as consideration for the sale of the assets of the Business, at the closing of the transaction, Jabil paid to the Company $195 million in cash (which amount is subject to a post-closing working capital adjustment) and assumed certain liabilities and obligations of the Business.

A copy of the press release announcing the closing of the above transaction is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information

Exhibit 99.2 to this Current Report on Form 8-K includes the unaudited pro forma financial information required under Item 2.01 relating to the Company’s disposition of the Business, including: (i) an unaudited pro forma consolidated balance sheet as of December 31, 2004, and (ii) unaudited pro forma consolidated statements of earnings for the fiscal quarter ended December 31, 2004 and for the fiscal years ended October 1, 2004, October 3, 2003, and September 27, 2002. These unaudited pro forma financial statements present the estimated effects of the sale of the Business and related assets as of the beginning of each period presented.

The unaudited pro forma financial statements included in Exhibit 99.2 should be read in conjunction with the historical financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2004 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2004, which have been previously filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC website or from the Company. The unaudited pro forma financial statements do not purport to be indicative of the results which actually could have been obtained had the sale transaction been completed as of the assumed dates or which may be obtained in the future.

(c)	Exhibits.

Exhibit Number	Exhibit Title or Description
2.1	Asset Purchase Agreement by and between Varian, Inc. and Jabil Circuit, Inc. dated February 4, 2005.

99.1	Press Release issued March 11, 2005.

99.2	Unaudited Pro Forma Financial Statements:

(i) Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2004; and

(ii) Unaudited Pro Forma Consolidated Statements of Earnings for the fiscal quarter ended December 31, 2004 and for the fiscal years ended October 1, 2004, October 3, 2003, and September 27, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

Date: March 16, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
2.1	Asset Purchase Agreement by and between Varian, Inc. and Jabil Circuit, Inc. dated February 4, 2005.

99.1	Press Release issued March 11, 2005.

99.2	Unaudited Pro Forma Financial Statements:

(i) Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2004; and

(ii) Unaudited Pro Forma Consolidated Statements of Earnings for the fiscal quarter ended December 31, 2004 and for the fiscal years ended October 1, 2004, October 3, 2003, and September 27, 2002.